Third Quarter Earnings Conference Call February 1, 2018 Quarter Ended December 31, 2017

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters and cyber security; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) fluctuation in distributor sales could adversely affect our results of operations; and (xxii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. Our acquisition accounting, including the acquisition gains, are preliminary as management continues to evaluate the fair value of the net assets acquired and consideration transferred. In addition, the allocation of the purchase price is based on estimates and assumption that are subject to change with the measurement period. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2017 Sep 2017 Dec 2016 Net sales $ 306,408 $ 301,471 $ 188,029 Gross margin (1) $ 92,461 $ 85,076 $ 47,478 Gross margin as a percentage of net sales 30.2% 28.2% 25.3% Selling, general and administrative (1) $ 47,751 $ 42,417 $ 26,520 SG&A as a percentage of net sales 15.6% 14.1% 14.1% Operating income (loss) (1) $ 32,077 $ 31,643 $ 14,182 Net income (loss) $ 18,641 $ 12,849 $ 12,278 Per basic and diluted share data: Net income (loss) per basic share $ 0.33 $ 0.26 $ 0.26 Net income (loss) per diluted share 0.32 0.22 0.22 Weighted avg. shares - basic 56,778 49,819 46,606 Weighted avg. shares - diluted 58,937 58,409 55,296 (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Note: The Company completed its acquisition of TOKIN on April 19, 2017, and as such TOKIN’s results are included in our results for the quarters ended December 31, 2017 and September 30, 2017. However, for the quarter ended December 31, 2016 our results only included our 34% equity investment in TOKIN.

Income Statement Highlights Non-GAAP (Unaudited) 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2017 Sep 2017 Dec 2016 Net sales $ 306,408 $ 301,471 $ 188,029 Adjusted gross margin (1) $ 92,863 $ 85,418 $ 47,786 Adjusted gross margin as a percentage of net sales 30.3% 28.3% 25.4% Adjusted selling, general and administrative (1) $ 44,517 $ 38,900 $ 23,504 Adjusted SG&A as a percentage of net sales 14.5% 12.9% 12.5% Adjusted operating income (loss) (1) $ 38,393 $ 36,902 $ 17,315 Adjusted net income (loss) $ 30,602 $ 26,475 $ 5,810 Adjusted EBITDA $ 49,579 $ 49,918 $ 26,841 Adjusted EBITDA margin as a percentage of net sales 16.2% 16.6% 14.3% Per share data: Adjusted net income (loss) - basic $ 0.54 $ 0.53 $ 0.12 Adjusted net income (loss) - diluted $ 0.52 $ 0.45 $ 0.11 Weighted avg. shares - basic 56,778 49,819 46,606 Weighted avg. shares - diluted 58,937 58,409 55,296 (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Financial Highlights (Unaudited) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (3) Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365. (Amounts in millions, except DSO and DPO) Dec 2017 Sep 2017 FX Impact Cash, cash equivalents $ 284.2 $ 253.7 $ 1.4 Capital expenditures $ 13.1 $ 10.5 Short-term debt $ 20.4 $ 20.4 Long-term debt 322.1 326.4 Debt (discount)/premium and issuance costs (14.3) (15.0) Total debt $ 328.2 $ 331.8 $ — Equity $ 438.0 $ 416.1 $ 7.5 Net working capital (1) $ 208.0 $ 200.8 $ 3.8 Days in receivables (DSO) (2) 42 42 Days in payables (DPO) (3) 57 58 5

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) 6 KEMET Net Sales 310 290 270 250 230 210 190 170 150 130 110 90 70 50 $ (M illi on s) Dec 2016 Mar 2017 Jun 2017 (1) Sep 2017 Dec 2017 $188 $198 $274 $301 $306 (1) Includes TOKIN revenues beginning April 19, 2017.

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) 7 KEMET Net Sales 300 250 200 $ (M illi on s) Dec 2016 (1) Mar 2017 (1) Jun 2017 (2) Sep 2017 Dec 2017 $263 $277 $291 $301 $306 (1) The December 2016 and March 2017 quarters are shown on a proforma basis including TOKIN sales of $75 million and $79 million, respectively. (2) The June 2017 quarter is shown on a proforma basis including TOKIN as if owned for the entire quarter (acquisition occurred April 19, 2017).

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 8 16.5% 16.0% 15.5% 15.0% 14.5% 14.0% 13.5% 13.0% Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 13.6% 13.9% 14.7% 15.3% 15.8%

LTM Operating Income Margins U.S. GAAP (Unaudited) 9 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 4.8% 4.7% 6.4% 8.6% 9.3% Note: LTM ended Dec 2016, Mar 2017, Jun 2017 and Sep 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) 10 KEMET TOKIN (1) $300 $270 $240 $210 $180 $150 $120 $90 $60 $30 $0 $ (M illi on s) Dec 2015 Mar 2016 Jun 2016 Sep 2016 Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 $43 $65 $53 $75 $87 $110 $226 $254 $284 $92 $92 $97 $100 $107 $107 (1) TOKIN results exclude the EMD business which was sold on April 14, 2017.

Debt Trend - Q3 FY2018 (Unaudited) LT Debt ST Debt Total Debt $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 $ (M ill io ns ) Mar 2017 Jun 2017 Sep 2017 Dec 2017 $386 $315 $311 $308 $2 $388 $20 $335 $20 $331 $20 $328 Cash interest ~ $2.1M per month. Principal ~ $4.3M per quarter. Revolver Facility $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 $ (M ill io ns ) Fac ility am oun t Bo rro win g B ase Dra wn $75 $65 $0 Debt Trend - Q3 FY2018 (Unaudited) 11

Leverage Non-GAAP (Unaudited) Leverage (Debt/Adjusted EBITDA) FY15 FY16 FY17 6/30/17 TTM 9/30/17 TTM 12/31/17 TTM 4.2 4.3 3.7 2.7 2.3 1.9 12

Net Debt (Unaudited) Net Debt (Debt less Cash on hand) $ (M ill io ns ) FY15 FY16 FY17 6/30/17 TTM 9/30/17 TTM 12/31/17 TTM $331 $323 $278 $110 $78 $44 13

Capacity Summary • 10% increase in overall capacity • Anticipated CapEx spend of $20M in FY19 resulting in potential $100M run rate revenue – Tantalum – 23% (Polymer) – Ceramics – 14% (High CV) – Film – 15% (Automotive) – Al Electrolytics – 25% (Axial Automotive) – MSA– 12% (Sensors, Actuator & Materials) 14

Sales Summary - Q3 FY2018 (Unaudited) 15 INDUSTRY Telecom: 13% Computer: 20% Consumer: 15%Ind/Light: 27% Automotive: 16% Def: 4% Med: 5% CHANNEL Distributors: 39% EMS: 13% OEM: 48% PRODUCT LINE TA: 41% CE: 22% F&E: 17% MSA: 20% REGION Americas: 21% EMEA: 22% JPKO: 16% APAC: 41%

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) 16 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net sales $ 195,049 $ 191,267 $ 141,555 Gross margin (U.S. GAAP) (1) 71,241 66,408 43,207 Gross margin as a percentage of net sales 36.5% 34.7% 30.5 % Adjustments: Stock-based compensation expense 256 233 211 Adjusted gross margin (non-GAAP) $ 71,497 $ 66,641 $ 43,418 Adjusted gross margin as a percentage of net sales 36.7% 34.8% 30.7% (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytics (Unaudited) 17 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net sales (1) $ 51,300 $ 47,901 $ 46,474 Gross margin (U.S. GAAP) (1) 4,278 3,695 4,271 Gross margin as a percentage of net sales 8.3% 7.7% 9.2% Adjustments: Stock-based compensation expense 146 109 97 Adjusted gross margin (non-GAAP) $ 4,424 $ 3,804 $ 4,368 Adjusted gross margin as a percentage of net sales 8.6% 7.9% 9.4% (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators(1) (Unaudited) 18 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net sales $ 60,059 $ 62,303 $ — Gross margin 16,942 14,973 — Gross margin as a percentage of net sales 28.2% 24.0% —% (1) Electro-magnetic, Sensors & Actuators ("MSA") is a new segment which is comprised of TOKIN's electro-magnetically compatible materials and components, piezo materials and actuators and various types of sensors acquired in connection with the TOKIN acquisition on April 19, 2017.

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) 20 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net Sales $ 306,408 $ 301,471 $ 188,029 Gross Margin (U.S. GAAP) (1) $ 92,461 $ 85,076 $ 47,478 Gross margin as a percentage of net sales 30.2% 28.2% 25.3% Adjustments: Stock-based compensation expense 402 342 308 Adjusted gross margin (non-GAAP) $ 92,863 $ 85,418 $ 47,786 Adjusted gross margin as a percentage of net sales 30.3% 28.3% 25.4% (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 21 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net sales $ 306,408 $ 301,471 $ 188,029 Selling, general and administrative expenses (U.S. GAAP) (1) $ 47,751 $ 42,417 $ 26,520 Selling, general, and administrative as a percentage of net sales 15.6% 14.1% 14.1% Less adjustments: ERP integration/IT transition costs — — 1,734 Stock-based compensation expense 1,752 1,142 785 Legal expenses/fines related to antitrust class actions 1,482 2,375 293 TOKIN investment-related expenses — — 204 Adjusted selling, general and administrative expenses (non- GAAP) $ 44,517 $ 38,900 $ 23,504 Adjusted selling, general, and administrative as a percentage of net sales 14.5% 12.9% 12.5% (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) 22 For the Quarters Ended (Amounts in thousands) Dec 2017 Sep 2017 Dec 2016 Operating income (loss) (U.S. GAAP) (1) $ 32,077 $ 31,643 $ 14,182 Adjustments: Restructuring charges 3,530 1,393 (369) Legal expenses related to antitrust class actions 1,482 2,375 293 Stock-based compensation expense 2,206 1,530 1,139 (Gain) loss on write-down and disposal of long-lived assets (902) (39) 132 ERP integration/IT transition costs — — 1,734 TOKIN investment-related expenses — — 204 Adjusted operating income (loss) (non-GAAP) $ 38,393 $ 36,902 $ 17,315 (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Dec 2017 Sep 2017 Dec 2016 Net income (loss) (U.S. GAAP) $ 18,641 $ 12,849 $ 12,278 Adjustments: Equity (income) loss from equity method investments (238) (224) 133 Acquisition Gains (310) (1,285) — Net foreign exchange (gain) loss 2,239 1,891 (2,621) Restructuring charges 3,530 1,393 (369) Legal expenses related to antitrust class actions 4,073 10,327 293 Stock-based compensation expense 2,206 1,530 1,139 Amortization included in interest expense 696 664 183 Income tax effect of non-U.S. GAAP adjustments (1) 667 (631) (396) (Gain) loss on write-down and disposal of long-lived assets (902) (39) 132 Change in value of TOKIN option — — (6,900) ERP integration/IT transition costs — — 1,734 TOKIN investment-related expenses — — 204 Adjusted net income (loss) (non-GAAP) $ 30,602 $ 26,475 $ 5,810 Adjusted net income (loss) per share - basic $ 0.54 $ 0.53 $ 0.13 Adjusted net income (loss) per share - diluted $ 0.52 $ 0.45 $ 0.11 Adjusted EBITDA (non-GAAP) $ 49,579 $ 49,918 $ 26,841 Weighted avg. shares - basic 56,778 49,819 46,606 Weighted avg. shares - diluted 58,937 58,409 55,296 23 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 24 For the Quarters Ended (Amounts in thousands) Dec 2017 Sep 2017 Dec 2016 Net income (loss) (U.S. GAAP) $ 18,641 $ 12,849 $ 12,278 Interest expense (income), net 7,155 7,270 9,913 Income tax expense (benefit) 2,060 2,880 1,810 Depreciation and amortization 11,125 13,326 9,095 EBITDA (non-GAAP) 38,981 36,325 33,096 Excluding the following items: Equity (income) loss from equity method investments (238) (224) 133 Acquisition Gain (310) (1,285) — Net foreign exchange (gain) loss 2,239 1,891 (2,621) Restructuring charges 3,530 1,393 (369) Legal expenses related to antitrust class actions 4,073 10,327 293 Stock-based compensation expense 2,206 1,530 1,139 (Gain) loss on write-down and disposal of long-lived assets (902) (39) 132 Change in value of TOKIN option — — (6,900) TOKIN investment-related expenses — — 204 ERP integration/IT transition costs — — 1,734 Adjusted EBITDA (non-GAAP) $ 49,579 $ 49,918 $ 26,841

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Mar 2016	Jun 2016	Sep 2016	Dec 2016	LTM Dec 2016
Net Sales	$ 183,926	$ 184,935	$ 187,308	$ 188,029	$ 744,198
Net income (loss)	(15,173)	(12,205)	(4,998)	12,278	(20,098)
Income tax expense (benefit)	2,056	1,800	830	1,810	6,496
Interest expense, net	9,925	9,920	9,904	9,913	39,662
Depreciation and amortization	10,160	9,436	9,440	9,095	38,131
EBITDA	6,968	8,951	15,176	33,096	64,191
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	—	12,000	(1,600)	(6,900)	3,500
Equity (income) loss from equity method investments	11,648	(223)	(181)	133	11,377
Restructuring charges	617	688	3,998	(369)	4,934
ERP integration costs / IT transition costs	859	1,768	1,783	1,734	6,144
Stock-based compensation expense	1,013	1,228	1,104	1,139	4,484
Legal expenses related to antitrust class actions	482	1,175	766	293	2,716
Net foreign exchange (gain) loss	122	(1,920)	(724)	(2,621)	(5,143)
TOKIN investment-related expenses	265	206	194	204	869
Plant start-up costs	319	308	119	—	746
Plant shut-down costs	141	—	—	—	141
(Gain) loss on write-down and disposal of long-lived assets	608	91	6,277	132	7,108
Adjusted EBITDA (non-GAAP)	$ 23,042	$ 24,272	$ 26,912	$ 26,841	$ 101,067
Adjusted EBITDA Margin (non-GAAP)	*12.5%*	*13.1%*	*14.4%*	*14.3%*	*13.6%*

25

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	2015	2016	2017
Net Sales	$ 823,192	$ 734,823	$ 757,791
Net income (loss)	(14,143)	(53,629)	47,989
Income tax expense (benefit)	5,227	6,006	4,290
Interest expense, net	40,686	39,591	39,731
Depreciation and amortization	40,768	39,016	37,338
EBITDA	72,538	30,984	129,348
Excluding the following items (Non-GAAP):			
Change in value of TOKIN options	(2,100)	26,300	(10,700)
Equity (income) loss from equity method investments	2,169	16,406	(41,643)
Restructuring charges	13,017	4,178	5,404
ERP integration costs / IT transition costs	3,248	5,677	7,045
Stock-based compensation expense	4,512	4,774	4,720
Legal expenses related to antitrust class actions	844	3,041	2,640
Net foreign exchange (gain) loss	(4,249)	(3,036)	(3,758)
TOKIN investment-related expenses	1,778	900	1,101
Plant start-up costs	4,556	861	427
(Gain) loss on write-down and disposal of long-lived assets	(221)	375	10,671
Plant shut-down costs	889	372	—
Pension plan adjustment	—	312	—
(Income) loss from discontinued operations	(5,379)	—	—
(Gain) loss on early extinguishment of debt	(1,003)	—	—
Professional fees related to financing activities	1,142	—	—
Adjusted EBITDA (non-GAAP)	$ 91,741	$ 91,144	$ 105,255
Adjusted EBITDA Margin (non-GAAP)	*11.1%*	*12.4%*	*13.9%*
Total Debt as of March 31,	$ 387,282	$ 387,833	$ 388,211
Leverage ratio (Debt/Adjusted EBITDA)	*4.2*	*4.3*	*3.7*

26

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Sep 2016	Dec 2016	Mar 2017	Jun 2017	LTM Jun 2017
Net Sales	$ 187,308	$ 188,029	$ 197,519	$ 274,000	$ 846,856
Net income (loss)	(4,998)	12,278	52,914	220,606	280,800
Income tax expense (benefit)	830	1,810	(150)	1,150	3,640
Interest expense, net	9,904	9,913	9,994	10,894	40,705
Depreciation and amortization	9,440	9,095	9,367	12,243	40,145
EBITDA	15,176	33,096	72,125	244,893	365,290
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(1,600)	(6,900)	(14,200)	—	(22,700)
Equity (income) loss from equity method investments	(181)	133	(41,372)	(75,417)	(116,837)
Acquisition Gain	—	—	—	(135,588)	(135,588)
Restructuring charges	3,998	(369)	1,087	1,613	6,329
ERP integration costs / IT transition costs	1,783	1,734	1,760	—	5,277
Stock-based compensation expense	1,104	1,139	1,249	1,101	4,593
Legal expenses related to antitrust class actions	766	293	406	1,141	2,606
Net foreign exchange (gain) loss	(724)	(2,621)	1,507	5,043	3,205
TOKIN investment-related expenses	194	204	497	—	895
Plant start-up costs	119	—	—	—	119
(Gain) loss on write-down and disposal of long-lived assets	6,277	132	4,171	19	10,599
(Gain) loss on early extinguishment of debt	—	—	—	486	486
Adjusted EBITDA (non-GAAP)	$ 26,912	$ 26,841	$ 27,230	$ 43,291	$ 124,274
Adjusted EBITDA Margin (non-GAAP)	14.4%	14.3%	13.8%	15.8%	14.7%
Total Debt balance as of June 30, 2017					335,145
Leverage ratio (Debt/Adjusted EBITDA)					2.7

27

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Dec 2016	Mar 2017	Jun 2017	Sep 2017	LTM Sep 2017
Net Sales	$ 188,029	$ 197,519	$ 274,000	$ 301,471	$ 961,019
Net income (loss)	12,278	52,914	220,606	12,849	298,647
Income tax expense (benefit)	1,810	(150)	1,150	7,270	10,080
Interest expense, net	9,913	9,994	10,894	2,880	33,681
Depreciation and amortization	9,095	9,367	12,243	13,326	44,031
EBITDA	33,096	72,125	244,893	36,325	386,439
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(6,900)	(14,200)	—	—	(21,100)
Equity (income) loss from equity method investments	133	(41,372)	(75,417)	(224)	(116,880)
Acquisition Gain	—	—	(135,588)	(1,285)	(136,873)
Restructuring charges	(369)	1,087	1,613	1,393	3,724
ERP integration costs / IT transition costs	1,734	1,760	—	—	3,494
Stock-based compensation expense	1,139	1,249	1,101	1,530	5,019
Legal expenses related to antitrust class actions	293	406	1,141	10,327	12,167
Net foreign exchange (gain) loss	(2,621)	1,507	5,043	1,891	5,820
TOKIN investment-related expenses	204	497	—	—	701
(Gain) loss on write-down and disposal of long-lived assets	132	4,171	19	(39)	4,283
(Gain) loss on early extinguishment of debt	—	—	486	—	486
Adjusted EBITDA (non-GAAP)	$ 26,841	$ 27,230	$ 43,291	$ 49,918	$ 147,280
Adjusted EBITDA Margin (non-GAAP)	*14.3%*	*13.8%*	*15.8%*	*16.6%*	*15.3%*
Total Debt balance as of September 30, 2017					*331,787*
Leverage ratio (Debt/Adjusted EBITDA)					*2.3*

28

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Mar 2017	Jun 2017	Sep 2017	Dec 2017	LTM Dec 2017
Net Sales	$ 197,519	$ 274,000	$ 301,471	$ 306,408	$ 1,079,398
Net income (loss)	52,914	220,606	12,849	18,641	305,010
Income tax expense (benefit)	(150)	1,150	7,270	2,060	10,330
Interest expense, net	9,994	10,894	2,880	7,155	30,923
Depreciation and amortization	9,367	12,243	13,326	11,125	46,061
EBITDA	72,125	244,893	36,325	38,981	392,324
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(14,200)	—	—	—	(14,200)
Equity (income) loss from equity method investments	(41,372)	(75,417)	(224)	(238)	(117,251)
Acquisition Gain	—	(135,588)	(1,285)	(310)	(137,183)
Restructuring charges	1,087	1,613	1,393	3,530	7,623
ERP integration costs / IT transition costs	1,760	—	—	—	1,760
Stock-based compensation expense	1,249	1,101	1,530	2,206	6,086
Legal expenses related to antitrust class actions	406	1,141	10,327	4,073	15,947
Net foreign exchange (gain) loss	1,507	5,043	1,891	2,239	10,680
TOKIN investment-related expenses	497	—	—	—	497
(Gain) loss on write-down and disposal of long-lived assets	4,171	19	(39)	(902)	3,249
(Gain) loss on early extinguishment of debt	—	486	—	—	486
Adjusted EBITDA (non-GAAP)	$ 27,230	$ 43,291	$ 49,918	$ 49,579	$ 170,018
Adjusted EBITDA Margin (non-GAAP)	*13.8%*	*15.8%*	*16.6%*	*16.2%*	*15.8%*
Total Debt balance as of December 31, 2017					*328,162*
Leverage ratio (Debt/Adjusted EBITDA)					*1.9*

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Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.30

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 31

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 32